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                                               Rule 497(e)
                                               File   No.     33-
  39170



     AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK


                         VARIABLE ACCOUNT A



  Supplement dated January  5, 1996  to Prospectus  dated May  1,
  1995

  This Supplement provides information regarding the Technology Portfolio of the Alliance Variable Products Series Fund, Inc. (the "Fund"). Sixteen Portfolios of the Fund are now available to contract holders. Additional information regarding the Technology Portfolio may be found in the Prospectus of the Fund and in its Supplement dated January 2, 1996 which sets forth disclosure regarding the Technology Portfolio. Both the Fund Prospectus and its Supplement are enclosed with this Prospectus.

  This Supplement amends the contents of the Prospectus, under the headings indicated, as follows:

  SUMMARY OF EXPENSES

  Total Technology Portfolio Annual Expenses after reimbursement are 0.95% and an Example for this Fund is included under the column headed "All Others." In the absence of this reimbursement, it is estimated that the annual expenses would have been 2.55% (1.00% Management Fees and 1.55% Other Expenses).

  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

  Technology Portfolio

  This Portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Technology Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

  THIS  SUPPLEMENT  SHOULD  BE  READ   IN  CONJUNCTION  WITH  THE
  PROSPECTUS FOR  VARIABLE ACCOUNT A, THE FUND PROSPECTUS AND ITS
  SUPPLEMENT DATED JANUARY 2, 1996

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